                                  Exhibit 13

                              Powers of Attorney

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature
         ---------


/s/ Craig K. Nordyke                   Member, Board of Directors
-----------------------------
                                       Paragon Life Insurance Company

Craig K. Nordyke
-----------------------------
  Name (typed or printed)


Date  January 26, 1993
-----------------------------

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



      Signature
      ---------


/s/ Carl H. Anderson                     Member, Board of Directors
--------------------------------
                                         Paragon Life Insurance Company
Carl H. Anderson
---------------------------------
  Name (typed or printed)


Date  January 26, 1993
----------------------------------

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



       Signature
       ---------


/s/ A. Greig Woodring                         Member, Board of Directors
---------------------------------
                                              Paragon Life Insurance Company

A. Greig Woodring
---------------------------------
  Name (typed or printed)


Date   January 26, 1993
----------------------------------

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



            Signature
            ---------


/s/ Richard A. Liddy                      Member, Board of Directors
-------------------------------
                                          Paragon Life Insurance Company

Richard A. Liddy
-------------------------------
  Name (typed or printed)


Date   January 26, 1993
-------------------------------

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



      Signature
      ---------


/s/ E. Thomas Hughes, Jr.                  Member, Board of Directors
-----------------------------
                                           Paragon Life Insurance Company

E. Thomas Hughes, Jr.
-----------------------------
  Name (typed or printed)


Date  January 26, 1993
-----------------------------

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature
         ---------


/s/ Bernard H. Wolzenski               Member, Board of Directors
---------------------------
                                       Paragon Life Insurance Company

Bernard H. Wolzenski
---------------------------
 Name (typed or printed)


Date   January 26, 1993
---------------------------

                               POWER OF ATTORNEY
                               -----------------


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account B of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



            Signature
            ---------


/s/ Matthew P. McCauley                  Member, Board of Directors
---------------------------
                                         Paragon Life Insurance Company

Matthew P. McCauley
---------------------------
  Name (typed or printed)


Date  January 26, 1993
---------------------------